GENERAL INFORMATION	12 Months Ended
Dec. 31, 2015
GENERAL INFORMATION [Abstract]
GENERAL INFORMATION
NOTE 1 -	GENERAL INFORMATION

A.	General

(1)	Check Cap Ltd. (together with its wholly-owned subsidiary, the “Company") was incorporated under the laws of the state of Israel. The registered address of its offices is Abba Hushi Blvd., Isfiya.

(2)	Check-Cap Ltd has a wholly-owned subsidiary, Check-Cap U.S. Inc, incorporated under the laws of the United States (U.S.) on May 15, 2015.

(3)
The Company is a clinical stage medical diagnostics company developing the first non-invasive system for preparation-free imaging of the colon to identify precancerous polyps and cancers. The Company is developing an ingestible capsule that utilizes proprietary, ultra-low-energy X-ray-based technology to safely generate high-resolution, 3-dimensional imagery of the interior of the colon. Without requiring traditional bowel cleansing or diet and activity modifications, The Company's system is designed to increase patient acceptance and adherence to colorectal cancer screening recommendations. The Company's system is currently not cleared for marketing in any jurisdiction.

(4)	As described in Note 10E(2)(b), on February 24, 2015 the Company consummated an Initial Public Offering in the U.S. (the "IPO") concurrently with a Private Placement (the "Private Placement").

(5)	The consolidated financial statements of the Company as of and for the year ended December 31, 2015 comprise the Company and its wholly-owned U.S. subsidiary.

B.	Financial Position

Since its inception, the Company has devoted substantially all of its efforts to research and development, clinical trials, recruiting management and technical staff, acquiring assets and raising capital. The Company is still in its development and clinical stage and has not yet generated revenues. The extent of the Company's future operating losses and the timing of becoming profitable are uncertain. The Company has incurred losses of $12.3, $0.6 and $3.4 million for the years ended December 31, 2015, 2014 and 2013, respectively. As of December 31, 2015, the Company's accumulated deficit was $34.1 million. The Company funds its operations primarily through equity financings.

Management expects that the Company will continue to generate losses from its development and clinical activities which will result in a negative cash flow from operating activity. Management expects that the Company's existing cash will be sufficient to fund the Company's projected operating requirements for at least another 15 months following December 31, 2015.

C.	Reverse Share Split

On January 15, 2015, the Company's shareholders approved a reverse share split of 1 for 20 (i.e. 20 ordinary shares will be combined into one ordinary share), subject to and effective immediately prior to the IPO, provided that the IPO is consummated on or prior to December 31, 2015.

D.	Conversion of Preferred Shares and Preferred Share Warrants

On January 15, 2015, the Company's shareholders approved the conversion on a 1:1 basis, of each and every class and series of the Company's authorized and outstanding preferred shares into ordinary shares, par value NIS 0.01 per share, of the Company (the “Pre- Split Ordinary Shares”) and the conversion on a 1:1 basis of all outstanding preferred share warrants into warrants to purchase Pre-Split Ordinary Shares, subject to and effective immediately prior to the IPO and provided that the IPO is consummated.

Immediately prior to the consummation of the IPO, on February 24, 2015, 4,338,998 preferred shares were converted into 4,338,998 Post-Split Ordinary Shares and 948,000 warrants to purchase preferred shares were converted into 948,000 warrants to purchase Pre-Split Ordinary Shares. Therefore, as of the date hereof, the Company's share capital is comprised solely of ordinary shares and options and warrants to purchase ordinary shares.